Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

10.    Goodwill and Intangible Assets

Information regarding our goodwill and intangible assets are as follows:

	Useful Life	Gross Amount	Accumulated Amortization	Net
December 31, 2021
Goodwill	Indefinite	$17,685	$—	$17,685
Customer relationships	15 years	14,686	(1,634)	13,052
Trade names	10 years	4,355	(643)	3,712
Developed and acquired technology	15 years	7,710	(362)	7,348
Permits	10 years	880	(13)	867
		$45,316	$(2,652)	$42,664

	Useful Life	Gross Amount	Accumulated Amortization	Net
December 31, 2020
Goodwill	Indefinite	$9,260	$—	$9,260
Customer relationships	15 years	9,186	(1,021)	8,165
Trade names	10 years	2,355	(407)	1,948
Employment agreements	2 years	436	(436)	—
IPRD	Indefinite	4,710	—	4,710
		$25,947	$(1,864)	$24,083

During 2021 the associated research and development efforts were completed and the IPRD asset was moved to a definite lived intangible asset and renamed developed technology.

In conjunction with the quantitative goodwill impairment analysis performed during 2020 as part of our annual test, we concluded that the goodwill carrying amount exceeded the fair value at our Ingredients and Fresh reporting units.

The impairment at the Ingredients reporting unit was driven by reduced demand for, and margins on, pet food ingredients at our Dakota Dry Bean Inc. (“DDB”, “Dakota Ingredients”, or “DI”) location as driven by lower sales of grain-free companion animal pet food coupled with higher yellow pea processing capacity resulting in an impairment charge of $2,954. After the impairment charge, the goodwill balance associated with the Ingredients reporting unit was $9,260 and is attributable to our acquisition of SGI.

The impairment at the Fresh reporting unit was driven by lower sales and earnings primarily resulting from the impact of the COVID-19 global pandemic coupled with a series of negative weather events in late 2020. Although a recovery from these negative events, and a return to profitability was expected over time, the near-term impact of these events and uncertainties on timing of recovery resulted in an impairment charge of $1,878. After the impairment charge, the goodwill balance associated with the Fresh reporting unit is zero.

The impairment charges were based upon estimated discounted cash flows, including estimates of future sales volumes, sales prices, production costs and a risk-adjusted cost of capital. These estimates generally constitute unobservable Level 3 inputs under the fair value hierarchy.

The goodwill balance as of December 31, 2021 is attributable to our acquisition of two soy processing facilities in 2021 and our acquisition of SGI in 2019 which are included in our Ingredients reporting unit.

Amortization expense on definite lived intangibles was $1,218, $1,124 and $841 for the years ended December 31, 2021, 2020 and 2019, respectively.

As of December 31, 2021, future amortization of intangible assets is estimated as follows:

Amount
Year ending December 31:
2022	$2,066
2023	2,064
2024	2,064
2025	2,064
2026	2,064
Thereafter	14,657
$24,979

The weighted average amortization period in total and by intangible asset class as of December 31, 2021 is as follows:

Customer relationships	13.5 years
Trade names	8.8 years
Developed technology	13.2 years
Permits	9.9 years
Total	12.6 years